                                                                   Exhibit 10.11

                           WARRANT PURCHASE AGREEMENT

     This Warrant Purchase Agreement (the "Agreement") is made and entered into as of this ___ day of October, 1996 by and between [Name of Financed Area Developer] a Delaware [limited liability company/limited partnership] (the "Company"), Market Partners, L.L.C., a Delaware limited liability company ("Market Partners"), and for purposes of the covenants contained in Section 7 only, Boston Chicken, Inc., a Delaware corporation ("BCI").

                                    RECITALS

     The Company desires to sell to Market Partners, and Market Partners desires to purchase from the Company, on the terms and conditions hereinafter set forth, a warrant to purchase [Common Membership Units/Common Limited Partnership Units] ("Common Units") of the Company.

                                   COVENANTS

     In consideration of the mutual representations, warranties and covenants and subject to the conditions herein contained, the parties hereto agree as follows:

     1.0  PURCHASE AND SALE OF WARRANT

          1.1 The Company agrees to sell, transfer, assign and deliver to Market Partners at the Closing (as defined herein), and Market Partners agrees to purchase and accept from the Company, on the terms and subject to the conditions set forth in this Agreement, a warrant (the "Warrant") to purchase Common Units of the Company, upon the terms and conditions set forth in the Warrant. The Common Units purchasable upon exercise of the Warrant are hereinafter referred to as the "Warrant Units". The Warrant will be in the form attached as Exhibit A hereto.

          1.2 As consideration for the Warrant, Market Partners agrees, on the terms and subject to the conditions set forth in this Agreement, to pay to or for the account of the Company in cash an amount equal to $________* (the "Purchase Price").

     2.0  CLOSING

          2.1 The closing of the purchase and sale of the Warrant shall take place at the offices of Pedersen & Houpt, 161 North Clark Street, Suite 3100, Chicago, Illinois 60601-3224 at 10:00 A.M., local time, on October __, 1996, or at such other place or on such other date as may be mutually agreed by the parties. Throughout this Agreement, such event is referred to as the "Closing" and such date and time are referred to as the "Closing Date."

-----------------------

* Appraised fair market value of the Warrant.

     2.2   At the Closing:

           2.2.1 The Company shall deliver to Market Partners:

                 2.2.1.1  a duly executed Warrant;

                 2.2.1.2 a certificate of good standing of the Company, certified as of a date not more than five business days prior to the Closing Date by the Secretary of State of Delaware;

                 2.2.1.3 a certified copy of the [Certificate of Formation]/[Certificate of Limited Partnership] of the Company, certified as of a date not more than five business days prior to the Closing Date by the Secretary of State of Delaware, and a certified copy of the [Limited Liability Company Agreement]/[Agreement of Limited Partnership] of the Company (the "Company Agreement"), certified as of the Closing Date by an officer of the Company's [manager]/ [general partner]; and

                 2.2.1.4 a certified copy of resolutions duly adopted by the board of directors of the Company's [manager]/ [general partner] (i) authorizing the issuance of the Warrant and (ii) authorizing the execution, delivery and performance of this Agreement and any other agreements contemplated hereby.

           2.2.2 Market Partners shall pay to the Company the Purchase Price by wire transfer of immediately available funds to an account designated by the Company.

     3.0  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          In order to induce Market Partners to enter into this Agreement and to purchase the Warrant, the Company represents and warrants to Market Partners as follows:

          3.1 The Company is a [limited liability company/limited partnership] duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite power and authority, and all material licenses, permits and authorizations necessary, to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. The Company is qualified to do business in all states except where the failure to be qualified would not have a material adverse effect on the business, financial condition, or results of operations of the Company.

          3.2 The Company has the power to execute, deliver, and perform its obligations under the terms of this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other agreements and transactions contemplated hereby. Each of this Agreement and any other agreements contemplated hereby has been duly executed and delivered by the Company and is a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

          3.3 The Company's authorized equity securities consist of [describe equity capitalization]. All of the issued and outstanding Common Units and Preferred Units (as defined in the Company Agreement) of the Company are validly authorized and issued in accordance with the terms of the Company Agreement. Except for any provisions requiring redemption of the Company's outstanding Preferred Units, the Company has no obligation to acquire any of its issued and outstanding Common Units or Preferred Units or any other security issued by it from any holder thereof.

          3.4 The Company has taken, or will prior to the exercise of the Warrant take, all necessary action to cause the Warrant Units, when issued upon exercise of the Warrant, to be validly authorized and issued.

          3.5 Neither the execution, delivery and performance of this Agreement or the Warrant by the Company, nor the consummation by it of the transactions contemplated hereby or thereby, will, to the best knowledge of the Company, violate any applicable law or regulation, or any order, writ, injunction, or decree of the United States or any court, arbitrator, or governmental or regulatory official, body, subdivision, instrumentality, agency or authority, whether federal, state or local ("Governmental Body"), or will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement to which the Company is a party or by which it is bound, or result in the creation of any liens, claims, charges, security interests, restrictions on transfer (other than restrictions under federal and state securities laws), options, warrants voting trusts and any other encumbrances of any kind whatsoever ("Encumbrances") upon any of the property or assets of the Company or result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, the terms of any license, permit, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which it is bound, or violate any of the provisions of the [Certificate of Formation]/[Certificate of Limited Partnership] or Company Agreement of the Company. No permit, consent, approval, or authorization of, or declaration to or filing with, any Governmental Body or any other person which has not already been obtained is necessary for the execution and delivery by the Company of this Agreement or the Warrant or for the consummation by the Company of the transactions contemplated hereby and thereby.

          3.6 The Company is not in material default under or in material violation of any provision of any agreement to which it is a party. The Company is in material compliance with all applicable laws and applicable regulations, and all orders, writs, injunctions and decrees of all Governmental Bodies to which it is subject or by which it is bound.

          3.7 There are no actions, suits, investigations or proceedings pending or threatened against or affecting the Company or its assets by or before any Governmental Body or any other tribunal that could have a material adverse effect on the consummation of the transactions contemplated hereby.

          3.8 The Company has no obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement or by the Warrant.

     4.0  REPRESENTATIONS AND WARRANTIES OF MARKET PARTNERS

          In order to induce the Company to enter into this Agreement and to sell the Warrant, Market Partners represents and warrants as follows:

          4.1 Market Partners is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Market Partners has the power to execute, deliver and perform its obligations under the terms of this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          4.2 This Agreement has been duly executed and delivered by Market Partners and is a valid and legally binding obligation of Market Partners, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement by Market Partners nor the consummation by it of the transactions contemplated hereby, will violate any applicable law or regulation, or any order, writ, injunction, or decree of any Governmental Body, or will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any agreement to which Market Partners is a party or by which it is bound, or result in the creation of any Encumbrance upon any of the property or assets of Market Partners or result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under, the terms of any license, permit, mortgage, deed of trust, lease, agreement or other instrument to which Market Partners is a party or by which it is bound, or violate any of the provisions of the certificate of formation or limited liability company agreement of Market Partners. No permit, consent, approval or authorization of, or declaration to or filing with, any Governmental Body or any other person is required in connection with the execution and delivery of this Agreement by Market Partners and the consummation by it of the transactions contemplated hereby.

          4.3 Market Partners has no obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement or by the Warrant.

          4.4 Market Partners understands that neither the Warrant nor the Warrant Units have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, cannot be sold or transferred unless either they are subsequently registered under such Act (as well as under any applicable state securities laws) or an exemption from such registration is available.

          4.5 Market Partners is an accredited investor within the meaning of Regulation D under the Securities Act.

     5.0  COVENANTS OF THE COMPANY

          The Company covenants and agrees that so long as the Warrant (or any portion thereof) is outstanding, it will perform and observe the following covenants:

          5.1 The Company shall, upon reasonable prior notice to the Company, permit authorized representatives of Market Partners to visit and inspect any of the properties of the Company including its books of account (and to make copies thereof and take extracts therefrom at Market Partners' expense), and to discuss the affairs, finances and accounts of the Company with its officers, administrative employees and independent accountants.

          5.2 The Company will continue its existence and use its reasonable best efforts to keep in full force and effect all intangible property rights used in the conduct of its business and to maintain all tangible properties used in the conduct of its business in good repair, working order and condition.

          5.3 The Company will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay or discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company will use its reasonable best efforts to comply with all applicable laws and regulations in the conduct of its business.

          5.4 The Company will keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage sufficient, in the reasonable business judgment of the Company, to protect the Company. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property which, in the reasonable business judgment of the Company, is customary in the industry in which the Company operates for companies of comparable size.

          5.5 At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act of 1933 or the Securities Exchange Act of 1934, and such registration statement has become effective, the Company shall file all reports required to be filed by it under the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of the Warrant Units may reasonably request, all to the extent required to enable such holders to sell Warrant Units pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Warrant Units a written statement as to whether it has complied with such requirements.

          5.6 At the time of a Controlling Interest Acquisition (as defined in the Warrant) of the Company, the Company shall provide Market Partners with a calculation in reasonable detail of (i) the FAD Equity Value (as defined in the Warrant) as of such time and (ii) the Specified Number of Common Units and the Fully Diluted Common Units (as such terms are defined in the Warrant) as of such time.

     6.0  COVENANTS OF MARKET PARTNERS

     6.1 Market Partners covenants and agrees that so long as it holds any of the Warrants, and for a period of three years thereafter, it will hold in confidence all financial and other information concerning the Company received by it and will not, without the prior consent of the Company, disclose any of such information to any other person. The preceding sentence shall not apply to information which (i) is disclosed in a printed publication available to the public, or is otherwise in the public domain through no act of Market Partners or its members, managers, employees, agents or other person or entity which has received such information from or through Market Partners or (ii) is required to be disclosed by proper order of a court of applicable jurisdiction after adequate notice to the Company sufficient to permit the Company to seek a protective order therefor, the imposition of which protective order Market Partners agrees to approve and support.

     7.0  COVENANTS OF BCI AND THE COMPANY

          Capitalized terms used in this Section 7.0 but not defined herein have the respective meanings therefor set forth in the Warrant. If (but only if) BCI shall not have exercised its Call Right (a "Non-Call") and the Warrant shall have nonetheless been exercised by Market Partners, BCI and the Company agree with Market Partners to observe the following covenants until such time as the number of Stores whose results of operations have been included (actually or on a pro forma basis) in the calculation of FAD Equity Value for Previously Converted FADs first exceeds 1,500:

          7.1 The Company will not (i) make any distribution of any kind to BCI or any of its Subsidiaries in respect of any Common Unit beneficially owned by BCI or any such Subsidiary (except distributions calculated with respect to the payment of taxes under the terms of the Company Agreement as in effect on the date hereof) or (ii) make any payment in respect of the principal amount of any loan, intercompany transfer or advance or other obligation for borrowed money owed by the Company to BCI or any such Subsidiary (any of the foregoing, "Company Indebtedness"); provided that nothing in this Section 7.1
                                    --------
shall be deemed to prohibit the Company from making any payment (except those specifically set forth in clauses (i) and (ii) above) required to be made by the Company to BCI or any of its Subsidiaries pursuant to any contract, agreement, arrangement or understanding now or hereafter in effect between the Company and BCI or any of its Subsidiaries, including without limitation the payment of any fee, cost, expense, royalty, deposit, advertising contribution, software license fee or interest payment relating to or arising out of any contract, agreement, arrangement or understanding entered into in connection with the Company being a franchisee or area developer of, or a borrower from, BCI or any of its Subsidiaries. BCI agrees that any failure by the Company to make any payment on Company Indebtedness in accordance with the provisions of this Section 7.1 shall not constitute a default or event of default by the Company on such Company Indebtedness.

          7.2 If BCI offers to purchase any of the outstanding Common Units or any other equity security ("Other Securities") exercisable or exchangeable for or convertible into Common Units (other than Warrant Units) (collectively, "Minority Securities"), it will at such time offer to purchase all of the Warrant Units at a purchase price (the "Non-Call Purchase Price") equal to the greater of (i) the sum of the BCI Call Right Exercise Price, determined as if BCI's Call Right had been exercised on the date of such offer, and the dollar amount of the aggregate Exercise Price deducted, as provided in
Section 6 of the Warrant, in connection with the calculation of the BCI Call Right Exercise Price, and (ii) an amount equal to the product of the number of Warrant Units and the purchase price offered by BCI for each Minority Security (or if there is more than one such purchase price, the weighted average of the purchase prices offered by BCI for Minority Securities), in the manner set forth in Section 7.3. To the extent that the Minority Securities which BCI elects to purchase include Other Securities, the purchase price offered by BCI used in the calculation described in clause (ii) of the preceding sentence shall be increased by the amount of the exercise, conversion or exchange price per Common Unit payable to the Company upon the exercise, conversion or exchange of such Other Securities by the holder thereof. To the extent that the purchase price to be paid by BCI for Minority Securities is to be paid in shares of BCI Common Stock not having a fixed dollar value, such shares shall be valued based on the average of the BCI Closing Prices for the five Trading Days immediately prior to the last Business Day before BCI's offer to purchase such Minority Securities. To the extent that the purchase price to be paid by BCI for Minority Securities includes securities (other than BCI Common Stock) or other property, such securities or other property shall be valued as agreed between BCI and the holder of the Warrant Units or if no such agreement can be reached, by an investment banking firm chosen by BCI and reasonably acceptable to the holder of the Warrant Units based on a valuation methodology deemed appropriate by such investment banking firm.

          7.3 At such time as BCI makes an offer to purchase any Minority Securities, BCI shall contemporaneously deliver a written notice (the "Purchase Notice") to the holder of the Warrant Units. The Purchase Notice will state (i) BCI's bona fide intention to purchase the Minority Securities, (ii) a summary of the terms and conditions of the contemplated purchase including the proposed purchase price per Minority Security and the form of consideration to be paid in connection with such purchase, and (iii) a calculation in reasonable detail of the Non-Call Purchase Price. The holder of the Warrant Units may elect to sell all of the Warrant Units by delivering a written notice (an "Election Notice") to BCI within five Business Days after receipt of such Purchase Notice. If the holder of the Warrant Units fails to deliver an Election Notice by the close of business on the fifth Business Day after receipt of a Purchase Notice, it shall be deemed to have elected not to sell the Warrant Units. The Non-Call Purchase Price shall be payable in cash, or at BCI's option, in shares of BCI Common Stock having a value, based on the average of the BCI Closing Prices for the five Trading Days immediately prior to the last

Business Day before the closing of the transaction contemplated by this Section 7.3, equal to such Non-Call Purchase Price. If BCI shall elect to deliver shares of BCI Common Stock in lieu of cash, such shares shall have been (i) registered pursuant to an effective registration statement under the Securities Act, and
(ii) listed on the principal national securities market or exchange on which shares of BCI Common Stock are then listed or admitted for trading. The closing of the purchase and sale of the Warrant Units shall take place at the offices of BCI on the fifth Business Day following the delivery of the Election Notice. At such closing, the holder shall deliver the Warrant Units, together with an assignment thereof assigning the Warrant Units to BCI, and BCI shall deliver to the holder of the Warrant Units the Non-Call Purchase Price in immediately available funds or, if BCI shall have elected to deliver shares of BCI Common Stock, certificates for such shares registered in the name of the Registered Holder.

     8.0  INDEMNIFICATION

          8.1 The Company agrees to indemnify, defend and hold harmless Market Partners and its managers, officers, employees and agents and, if applicable, the directors, officers, employees and agents of its managers (collectively, the "Market Partners Indemnified Persons"), from and against all losses, claims, damages, liabilities, expenses (including reasonable legal fees and expenses), judgments, fines, settlements and other amounts incurred or suffered by Market Partners or Market Partners Indemnified Persons and arising out of the inaccuracy of any of the representations and warranties made by the Company in this Agreement or any breach by the Company of this Agreement.
Market Partners agrees that neither it nor Market Partners Indemnified Persons shall seek against the Company or the Company Indemnified Persons (as defined below), nor shall the Company or the Company Indemnified Persons be liable for, any consequential, punitive, special or exemplary damages for any breach of this Agreement or the agreements and transactions contemplated hereby.

          8.2 Market Partners agrees to indemnify, defend and hold harmless the Company and its managers or general partners, officers, directors, employees and agents and, if applicable, the directors, officers, employees and agents of its managers or general partners (the "Company Indemnified Persons") from and against all losses, claims, damages, liabilities, expenses (including reasonable legal fees and expenses), judgments, fines, settlements and other amounts incurred or suffered by the Company or the Company Indemnified Persons and arising out of the inaccuracy of any of the representations and warranties made by Market Partners in this Agreement or any breach by Market Partners of this Agreement. The Company agrees that neither it nor the Company Indemnified Persons shall seek against Market Partners or Market Partners Indemnified Persons, nor shall Market Partners or Market Partners Indemnified Persons be liable for, any consequential, punitive, special or exemplary damages for any breach of this agreement or the agreements and transactions contemplated hereby.

          8.3 Any party entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     9.0  MISCELLANEOUS

          9.1 The representations, warranties, covenants and indemnification agreements contained herein are continuing in nature and shall survive the execution and delivery of this Agreement and the Closing, regardless of any investigation made by or on behalf of any party to this Agreement.

          9.2 The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

          9.3 Each party to this Agreement shall pay all of the expenses incurred by it in connection with this Agreement, including without limitation its legal and accounting fees and expenses, and the commissions, fees and expenses of any person employed or retained by it to bring about, or to represent it in, the transactions contemplated hereby.

          9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including in the case of Market Partners, any transferee of the Warrant which is made in accordance with the terms of the Warrant.

          9.5 This instrument and the form of Warrant contain the entire agreement of the parties hereto with respect to the purchase of the Warrant, and supersede all prior understandings and agreements of the parties with respect to the subject matter hereof.

          9.6 The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          9.7 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          9.8 All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be sent by Federal Express or other reliable overnight courier, sent by fax or mailed by registered or certified mail, return receipt requested, as follows:

          If to the Company, addressed to such party at:

          [Name of Financed Area Developer]

          [Address]

          Attention:

          If to Market Partners, addressed to:

          Market Partners, L.L.C.
          14103 Denver West Parkway
          P.O. Box 4086
          Golden, Colorado   80401-4086
          Attention:   Manager

          If to BCI, addressed to:

          Boston Chicken, Inc.
          14103 Denver West Parkway
          P.O. Box 4086
          Golden, Colorado   80401-4086
          Attention:   General Counsel

Each notice shall be deemed to have been given upon the earlier of the receipt of such notice by the intended recipient thereof, two days after it is sent by Federal Express or other reliable overnight courier or sent by fax, or five days after it is mailed by registered or certified mail, return receipt requested.

          9.9 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed therein.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              [NAME OF FINANCED AREA DEVELOPER]

                              By:_______________________________
                              Name:_____________________________
                              Its:______________________________


                              MARKET PARTNERS, L.L.C.

                              By:
                              Name:_____________________________
                              Its:  Manager


                              BOSTON CHICKEN, INC.

                              By:_______________________________
                              Name:_____________________________
                              Its:______________________________

                                                                       EXHIBIT A

      THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON OCTOBER __, 1996, HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THE TRANSFER OF THE SECURITY REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO CERTAIN OTHER RESTRICTIONS DESCRIBED HEREIN.

                       [NAME OF FINANCED AREA DEVELOPER]

                        WARRANT CERTIFICATE TO PURCHASE
           [COMMON MEMBERSHIP UNITS/COMMON LIMITED PARTNERSHIP UNITS]

Date of Issuance:  October __, 1996                              Certificate W-1

          FOR VALUE RECEIVED, [Name of Financed Area Developer], a Delaware [limited liability company/limited partnership] (the "Company"), hereby grants to Market Partners, L.L.C., a Delaware limited liability company ("Market Partners"), or its registered assigns (the "Registered Holder") the right to purchase from the Company the Specified Number (as defined below) of Common Units (as defined below) at the Exercise Price (as defined below) for each Common Unit purchased.

          This Warrant is subject to the following provisions:

          SECTION 1.  Defined Terms.  The following terms used in this Warrant
                      -------------
shall have the following meanings (such meanings to be applicable to both the singular and the plural forms of the terms defined):

          1A.  Accounting Period.  "Accounting Period" means one of thirteen
               -----------------
periods of four or five consecutive weeks in each year that is designated by BCI from time to time as an accounting period.

          1B.  BCI.  "BCI" means Boston Chicken, Inc., a Delaware corporation,
               ---
and its successors and assigns.

          1C.  BCI Call Right Exercise Price.  "BCI Call Right Exercise Price"
               -----------------------------
has the meaning set forth in Section 6 hereof.

          1D.  BCI Closing Price.  "BCI Closing Price" means, for any Trading
               -----------------
Day, (i) if the BCI Common Stock is authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS") or listed on a national securities exchange, the closing price, regular way, of the BCI Common Stock on NASDAQ/NMS or such exchange, as the case may be, as reported in The Wall Street Journal (Western Edition), or if no such reported sale of the BCI Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale, or (ii) if the BCI Common Stock is not authorized for quotation on NASDAQ/NMS or listed for trading on a national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported. In the event that during any period with respect to which BCI Closing Prices are being calculated for purposes of any provision of this Warrant or the Warrant Purchase Agreement, there shall occur any stock split, stock dividend, reverse stock split, recapitalization, combination, exchange of shares, or other similar event affecting the BCI Common Stock, then the BCI Closing Prices for such period shall be adjusted appropriately so as to restore the Registered Holder and BCI to their respective rights hereunder and under the Warrant Purchase Agreement.

          1E.  BCI Common Stock.  "BCI Common Stock" means the common stock,
               ----------------
$.01 par value per share, of BCI or any other shares of capital stock of BCI into which such stock shall be reclassified or changed.

          1F.  BCI EBITDA.  "BCI EBITDA" means, with respect to BCI and for any
               ----------
period, the sum of (i) the Consolidated Net Income of BCI for such period after excluding all items, to the extent taken into account in determining such Consolidated Net Income, which are BCI Non-Recurring Items, plus (ii) all
                                                            ----
amounts deducted in computing such Consolidated Net Income in respect of (a) depreciation and amortization expense, (b) Consolidated Interest Expense and (c) Federal and state income taxes, all as determined in conformity with GAAP.

          1G.  BCI EBITDA Multiple.  "BCI EBITDA Multiple" means, as of any date
               -------------------
of determination, the result (rounded to the nearest one-hundredth of a whole number) obtained through application of the following formula:

          (CP x AS) + IND - C
          ---------------------
              BCI EBITDA

          where

          CP    =    the average of the BCI Closing Prices for the twenty (20)
                     Trading Days immediately preceding the second day prior to the day upon which the Call Right has been validly exercised by BCI in accordance with the terms of Section 6 hereof;

          AS    =    the weighted average number of shares of BCI Common Stock
                     outstanding, as determined in conformity with GAAP, during the 12-month period ending on the last day of BCI's immediately preceding fiscal quarter prior to the exercise of the Call Right (such 12-month period, the "Measuring
                     Period");

    IND         =    the aggregate amount of all Indebtedness of BCI and its
                     Subsidiaries that would be shown on a consolidated balance sheet of BCI prepared in conformity with GAAP as at the end of the Measuring Period;

    C           =    the aggregate dollar amount of all cash and cash
                     equivalents of, and investments in the debt obligations of other Persons maturing within 365 days of the date of acquisition thereof by, BCI and its Subsidiaries that would be shown on a consolidated balance sheet of BCI prepared in conformity with GAAP as at the end of the Measuring Period;
                     and

    BCI EBITDA  =    the BCI EBITDA for the Measuring Period.

    1H.  BCI Loan Agreement.  "BCI Loan Agreement" means the [Amended and
         ------------------
Restated] Secured Loan Agreement dated as of ______ __, 199_ between BCI and the Company, as such agreement may be amended or supplemented from time to time.

    1I.  BCI Non-Recurring Items.  "BCI Non-Recurring Items" means the
         -----------------------
following: (i) any item of gain, income, loss or expense which should be classified as extraordinary in accordance with GAAP, (ii) any gain or loss realized on the sale, exchange or other disposition of assets or securities other than in the ordinary course of business (including any gain or loss realized upon the sale of equity securities by a Subsidiary of BCI) and any gain or loss from discontinued operations, (iii) the amount of any contribution by BCI to its national advertising fund, (iv) the amount of any write-off or write-down relating to the impairment of any asset or any write-up of any asset, and
(v) any other non-recurring, unusual or infrequent item of gain, income, loss or expense as to which BCI and Market Partners may agree.

    1J.  BCI Convertible Note.  "BCI Convertible Note" means the
         --------------------
Convertible Note, as defined in the BCI Loan Agreement, as such note may be amended or supplemented from time to time (and any other note or notes that may be substituted therefor), and any other promissory note or other debt instrument or obligation issued by the Company to BCI or any of its Subsidiaries, the terms of which provide for the conversion of the indebtedness represented thereby into equity securities of the Company.

    1K.  BCI Option.  "BCI Option" means the Option, as defined in the BCI Loan
         ----------
Agreement.

    1L.  Business Day.  "Business Day" shall mean any day other than a Saturday,
         ------------
Sunday or day on which banking institutions in the State of Colorado are authorized or obligated by law or executive order to close.

    1M.  Call Right.  "Call Right" has the meaning set forth in Section 6
         ----------
hereof.

    1N.  Capital Lease.  "Capital Lease" means any lease of any property
         -------------
(whether real, personal, or mixed) which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of the lessee.

          1O.  Close of Business.  "Close of Business" on any given date shall
               -----------------
mean 5:00 P.M., Denver time, on such date; provided, however, that if such date
                                           --------  -------
is not a Business Day, it shall mean 5:00 P.M., Denver time, on the next succeeding Business Day.

          1P.  Common Units.  "Common Units" means the [Common Membership
               ------------
Units]/[Common Limited Partnership Units] of the Company having the terms set forth in the Company Agreement.

          1Q.  Company Agreement.  "Company Agreement" means the [Limited
               -----------------
Liability Company Agreement]/[Limited Partnership Agreement] of the Company dated as of ______________, 199_, as such agreement has been or may be amended or supplemented from time to time.

          1R.  Consolidated Interest Expense.  "Consolidated Interest Expense"
               -----------------------------
means, with respect to any Person and for any period, total interest expense incurred in that period, whether or not currently payable in cash (including the interest component of any Capital Leases), of such Person and its Subsidiaries on a consolidated basis for such period, all as determined in conformity with GAAP, and after giving effect to all interest rate swap and cap agreements and other agreements the purpose of which is to protect such Person against fluctuations in interest rates.

          1S.  Consolidated Net Income.  "Consolidated Net Income" means, with
               -----------------------
respect to any Person and for any period, the net income (or loss) after taxes of such Person and its Subsidiaries on a consolidated basis for such period determined in conformity with GAAP.

          1T.  Controlling Interest Acquisition.  "Controlling Interest
               --------------------------------
Acquisition" means (i) the acquisition by BCI of any interest in the Company that would require BCI, in conformity with GAAP, to report the results of operations of the Company either on a consolidated basis with those of BCI and its Subsidiaries or in accordance with the equity method of accounting or (ii) the acquisition by BCI and/or any of its Subsidiaries of the lesser of (x) more than fifty percent (50%) of the number of Stores that it is contemplated will be developed by the Company under the [Area] Development Agreement (as defined in the Company Agreement) with BCI as in effect on the date of issuance of this Warrant and (y) more than thirty percent (30%) of the maximum number of Stores owned by the Company at any time during the then current Accounting Period and each of the twelve consecutive Accounting Periods immediately preceding such current Accounting Period, assuming for this purpose that the Company had not sold any Stores during any of these Accounting Periods.

          1U.  Conversion Right.  "Conversion Right" means the right of BCI to
               ----------------
acquire Common Units through either (i) the conversion of amounts outstanding under the BCI Convertible Note or (ii) the exercise of the BCI Option.

          1V.  Exercise Price.  "Exercise Price" means [$_______* ] per Common
               --------------
Unit, subject to adjustment as provided herein.


          1W.  FAD EBITDA.  "FAD EBITDA" means, with respect to the Company and
               ----------
for any period, the sum of (i) the Consolidated Net Income of the Company for such period after excluding all items, to the extent taken into account in determining such Consolidated Net Income, which are FAD Non-Recurring Items, plus (ii) all amounts deducted in computing such Consolidated Net Income in
----
respect of (a) depreciation and amortization expense, (b) Consolidated Interest Expense and (c) Federal and state income taxes, all as determined in conformity with GAAP, and plus (iii) development overhead, scale inefficiencies in
               ----
operating overhead and other start-up costs relating to the establishment of the Boston Market brand in new territories and/or the opening of new Boston Market stores, as determined in a manner consistent with the determination thereof made in connection with the preparation of BCI's Quarterly Report on Form 10-Q for the fiscal quarter ended July 14, 1996.

          1X.  FAD Equity Value.  "FAD Equity Value" means, with respect to the
               ----------------
Company as of any date of determination, (w) the product of (i) the FAD EBITDA for the thirteen full Accounting Periods ending immediately preceding the date the Controlling Interest Acquisition of the Company shall have first occurred (the "FAD EBITDA Measurement Period") and (ii) the greater of (A) eight (8) and
(B) fifty percent of the BCI EBITDA Multiple determined as of such date, minus
                                                                         -----
(x) all Indebtedness of the Company as at the date BCI exercises its Call Right hereunder (the "Call Date"), except amounts outstanding under the BCI Convertible Note on the Call Date, plus (y) the aggregate dollar amount of all
                                   ----
cash and cash equivalents of, and investments in the debt obligations of other Persons maturing within 365 days of the date of acquisition thereof by, the Company and its Subsidiaries that would be shown on a consolidated balance sheet of the Company as at the Call Date, plus (z) to the extent not reflected in the
                                    ----
cash balances referred to in (y), an amount equal to the sum of (I) the aggregate amount which BCI would pay upon the exercise in full of the BCI Option on the Call Date (to the extent the BCI Option is unexercised on such date) because of reductions (if any) in the aggregate amount outstanding under the BCI Convertible Note prior to the Call Date and (II) the aggregate cash exercise price of all outstanding rights, options, warrants and other convertible or exchangeable securities of the Company that are exercisable or exchangeable for or convertible into equity securities of the Company (regardless of whether such rights, options, warrants, or other convertible or exchangeable securities are then exercisable), other than the BCI Option and this Warrant; provided,
                                                               --------
however, that if the number of Stores whose results of operation are included
-------
(actually or on a pro forma basis) in the calculation of FAD Equity Value with respect to the Company, together with the number of Stores whose results of operation were included (actually or on a pro forma basis) in the calculation of FAD Equity Value for all Previously Converted FADs, exceeds 1,500 Stores, then the FAD Equity Value shall be reduced to an amount equal to the result obtained by multiplying the FAD Equity Value of the Company determined as provided above by a fraction, the numerator of which is the maximum number of Stores whose

___________________

* Weighted average conversion/option price per Common Unit under the BCI Loan Agreement with such area developer.

results of operations could have been included in the calculation of the Company's FAD Equity Value for this proviso not to apply and the denominator of which is the number of Stores whose results of operation were included (actually or on a pro forma basis) in the calculation of the Company's FAD Equity Value; and provided further, that if a transaction of the type described in Section 3C
    -------- -------
involving the Company shall have occurred in which the Company is the Other FAD (as defined in Section 3C) and a Controlling Interest Acquisition of the Company shall thereafter occur at any time within the next thirteen Accounting Periods, then the FAD EBITDA for the FAD EBITDA Measurement Period shall be determined on a pro forma basis as if such transaction occurred on the first day of the FAD EBITDA Measurement Period; and provided further, that if during the FAD EBITDA
                               -------- -------
Measurement Period, BCI or any of its Subsidiaries shall have acquired from the Company any Stores owned by the Company, the FAD Equity Value shall be adjusted in accordance with Section 3F hereof.

          1Y.  FAD Non-Recurring Items.  "FAD Non-Recurring Items" means the
               -----------------------
following: (i) any item of gain, income, loss or expense which should be classified as extraordinary in accordance with GAAP, (ii) any gain or loss realized on the sale, exchange or other disposition of assets other than in the ordinary course of business (including any gain or loss realized upon the sale of equity securities by a Subsidiary of BCI) and any gain or loss from discontinued operations, (iii) the amount of any write-off or write-down relating to the closure of any Stores or other facilities, (iv) the amount of any write-off or write-down relating to the impairment of any other asset or any write-up of any asset, and (v) any other non-recurring, unusual or infrequent item of gain, income, loss or expense as to which BCI and Market Partners may agree.

          1Z.  FAD Warrants.  "FAD Warrants" means the warrants purchased by
               ------------
Market Partners that entitle Market Partners to purchase ownership interests in financed area developers of BCI, other than the Company, on substantially the same terms as this Warrant.

          1AA. Fully Diluted Common Units.  "Fully Diluted Common Units" means,
               --------------------------
as of any date of determination, the sum of (i) the number of Common Units outstanding on that date, (ii) the maximum number of Common Units for which the Conversion Right can be exercised on that date (regardless of whether the Conversion Right is then fully exercisable), (iii) the maximum number of Common Units that can be issued upon the exercise, exchange or conversion of all outstanding rights (excluding the Conversion Right), options, warrants (including this Warrant) or other convertible or exchangeable securities exercisable or exchangeable for or convertible into Common Units (regardless of whether such rights, options, warrants, or other convertible or exchangeable securities are then exercisable, but excluding any security that is convertible into or exercisable or exchangeable for Common Units solely in the event the Company offers Common Units for sale in an offering made pursuant to an effective registration statement filed under the Securities Act of 1933, as amended) on that date, and (iv) the maximum number of Common Units that can be issued as a result of the adjustment (the "Warrant Adjustment") to the outstanding Common Units (other than those owned by BCI and its affiliates) required on account of the exercise of this Warrant pursuant to the terms of the Company Agreement in effect on the date hereof.

          1BB. GAAP.  "GAAP" means generally accepted accounting principles in
               ----
the United States consistently applied.

          1CC. Indebtedness.  "Indebtedness" means with respect to any Person
               ------------
(without duplication) the following liabilities and obligations: (i) the principal amount of all liabilities and obligations of such Person for borrowed money, (ii) the principal amount of all liabilities and obligations of such Person evidenced by notes, debentures or other instruments (other than checks drawn for payment upon a demand deposit account); (iii) the imputed principal amount (determined in conformity with GAAP) of all liabilities and obligations of such Person in respect of Capital Leases or other leases intended to be treated as secured borrowings under applicable commercial law; (iv) the deferred purchase price of property or assets payable by such Person, other than trade and vendor accounts payable arising in the ordinary course of business that are less than thirty days past due; (v) the principal amount of all liabilities and obligations of such Person in respect of unreimbursed drawings under letters of credit; and (vi) any preferential amounts payable in respect of any Preferred Security of such Person (excluding accrued dividends) payable upon the liquidation or dissolution of such Person or the earlier redemption of such Preferred Security.

          1DD. Person.  "Person" means any individual, firm corporation,
               ------
partnership, limited liability company, trust, or other entity and shall include any successor (by merger or otherwise) of such Person.

          1EE. Preferred Security.  "Preferred Security" of a Person means any
               ------------------
security that is entitled to a preference with respect to the payment of (i) distributions by such Person or (ii) amounts payable upon the liquidation or dissolution of such Person.

          1FF. Previously Converted FAD.  "Previously Converted FAD" means a
               ------------------------
financed area developer of BCI which has issued a FAD Warrant and (i) as to which BCI has exercised a call right substantially similar to that set forth in
Section 6 hereof or (ii) as to which BCI purchased all of the Common Units that were subject to such FAD Warrant on terms substantially similar to those set forth in Section 7.2 of the Warrant Purchase Agreement.

          1GG. Specified Number.  "Specified Number" means, as of any date of
               ----------------
determination, a number of Common Units equal to seven percent (7%) of the Fully Diluted Common Units (rounded to the nearest whole Common Unit) on such date, subject to adjustment as provided herein.

          1HH. Store.  "Store" means a Boston Market store that is open to the
               -----
public and which offers substantially all of the products and services then offered by the Boston Market system.

          1II. Subsidiary.  "Subsidiary" means with respect to any Person, any
               -----------
corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions, or, in the case of a limited partnership, to remove the general partner or partners, are at the time directly or indirectly owned by such Person or any Subsidiary of such Person; provided, however, that BC Equity Funding,
                                  --------  -------
L.L.C. is not and shall in
no event be deemed to be a Subsidiary of BCI or any Subsidiary of BCI; and provided further that the Company shall in no event be deemed to be a Subsidiary
-------- -------
of BCI or any Subsidiary of BCI until such time as a Controlling Interest Acquisition of the Company shall have occurred.

          1JJ. Termination Date.  "Termination Date" means the earliest of (i)
               ----------------
the date on which the Conversion Right shall have expired or been terminated in its entirety (other than as a result of the exercise thereof), (ii) the date on which the aggregate number of Stores whose results of operations have been included (actually or on a pro forma basis) in the calculation of FAD Equity Value for all Previously Converted FADs first exceeds 1,500, and (iii) the date this Warrant is terminated in accordance with paragraph 3C.

          1KK. Trading Day.  "Trading Day" means a day on which the principal
               -----------
national securities market or exchange on which the shares of BCI Common Stock are listed or admitted for trading is open for transaction of business.

          1LL. Warrant Purchase Agreement.  "Warrant Purchase Agreement" means
               --------------------------
the Warrant Purchase Agreement dated as of October __, 1996 between the Company and Market Partners.

          SECTION 2.  Exercise of Warrant.
                      -------------------

          2A.  Exercise Period.  So long as the Termination Date shall not have
               ---------------
occurred, the Registered Holder may exercise, in whole but not in part, the purchase rights represented by this Warrant during the period commencing at the Call Right Expiration Time (as defined in Section 6) and ending at the Close of Business on the tenth Business Day after a Controlling Interest Acquisition shall have occurred with respect to the Company (the "Exercise Period"); provided however, that if BCI's Call Right shall have been exercised and BCI
-------- --------
shall have acquired this Warrant, this Warrant shall be exercisable from the time of such acquisition until the Close of Business on the third anniversary of BCI's acquisition of this Warrant. If (i) the Termination Date shall have occurred, or (ii) a Controlling Interest Acquisition shall have occurred with respect to the Company but the Registered Holder shall not have given an Intent Notice (as defined in Section 6) within the time required by Section 6, or (iii) this Warrant is not exercised prior to the expiration of the Exercise Period (or if BCI shall have acquired this Warrant pursuant to the exercise of its Call Right, prior to the third anniversary of BCI's acquisition of this Warrant), this Warrant shall thereupon terminate and be of no further force and effect.

          2B.  Exercise Procedure.
               ------------------
          (i) This Warrant shall be deemed to have been exercised at such time (the "Exercise Time") during the Exercise Period as the Company has first received all of the following items:

              (a) a completed Exercise Agreement, as described in paragraph 2C below, executed by the Registered Holder;

              (b)  this Warrant;

              (c) cash (payable by wire transfer of same day funds or a certified or bank cashier's check) in an amount equal to the product of the Exercise Price and the Specified Number of Common Units;

              (d) a counterpart signature page to the Company Agreement, executed by the Registered Holder; and

              (e) if any Indebtedness of the Company to BCI or any of its Subsidiaries shall be outstanding at the Exercise Time that is secured in whole or in part by the pledge or collateral assignment of the then outstanding Common Units, a pledge or collateral assignment of the Common Units to be acquired pursuant to the exercise of this Warrant, in the form thereof then required by BCI, executed by the Registered Holder, together with any other documents reasonably required by BCI in connection therewith.

     (ii) Certificates for Common Units, if any such certificates are then being issued by the Company, purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder as soon as reasonably practicable after the Exercise Time.

     (iii) The Common Units issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Common Units, and to have been admitted to the Company as a [member]/[limited partner] thereof, at the Exercise Time.

     (iv) The issuance of Common Units, upon exercise of this Warrant shall be made without charge to the Registered Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Common Units. Each Common Unit issuable upon exercise of this Warrant shall, when issued, be duly and validly issued and free from all taxes, liens and charges.

      (v) The Company shall assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

      (vi) The Company shall take all such actions as may be necessary to assure that all such Common Units may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Common Units of the Company or their equivalents may be listed.

      (vii) Notwithstanding any other provision hereof, if an exercise of this Warrant is to be made in connection with a registered public offering of the Company, the sale of the Company or pursuant to Section 3 hereof, the exercise of this Warrant may, at the election of the Registered Holder hereof, be conditioned upon the consummation of the public offering, the sale or the event referred to in the notice described in Section 3, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

       (viii) Unless the Common Units to be issued upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, the certificates for such Common Units (if any) shall contain the following legends:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and may not be resold or transferred unless registered under the Securities Act or unless the Company has received an opinion of counsel, which counsel and opinion are satisfactory to it, that the proposed transfer will not violate the registration requirements of the Securities Act."

         "The securities represented by this certificate are subject to the restrictions on transfer and other terms and provisions contained in (i) the [Limited Liability Company Agreement]/[Limited Partnership Agreement] of the Company as in effect from time to time, and (ii) the Warrant Purchase Agreement dated as of October 4, 1996 between the Company and Market Partners, L.L.C., a copy of each of which is on file at the office of the Company.

          2C.  Exercise Agreement.  Upon the exercise of this Warrant, the
               ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that (subject to the provisions of Section 5 hereof) if the Common Units are not to be issued in the name of the person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the person to whom the Common Units are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

          SECTION 3.  Certain Adjustments.  In order to prevent dilution of the
                      -------------------
rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3, and the number of Common Units obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 3.

          3A.  Subdivision or Combination of Common Units; Certain
               ---------------------------------------------------
Distributions. The Exercise Price shall be adjusted in the event the Company shall at any time (i) make a subdivision of or combine the Common Units outstanding or (ii) make a distribution in cash, in kind, or in securities of any kind, except distributions or other payments required or permitted by the terms of any Preferred Security of the Company outstanding on the date hereof and any required distributions calculated with respect to the payment of taxes under the terms of the Company Agreement as in effect on the date hereof (a "Permitted Distribution"); provided, however, that any Warrant Adjustment shall
                           --------  -------
not give rise to any adjustment under this Section 3A. In the event the Company makes a subdivision of Units or makes a distribution in cash, in kind, or in securities of any kind (other than a Permitted Distribution), the Exercise Price in effect immediately prior to such action shall be appropriately decreased, and in the event the Company shall at any time combine the Common Units outstanding, the Exercise Price in effect immediately prior to such combination shall be appropriately increased. An adjustment made pursuant to this paragraph 3A shall, in the event of a subdivision or combination, become effective retroactively immediately after the effective date thereof, and shall, in the event of a distribution, become effective retroactively immediately after the date of distribution.

          3B.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
In case of any reclassification or change of the Common Units issuable upon conversion of this Warrant, or in case of any consolidation or merger of the Company with or into any other Person or in case of any sale or conveyance to any Person of the property of the Company as an entirety or substantially as an entirety (except a consolidation, merger, sale or conveyance described in paragraph 3C), then the holder of this Warrant shall have the right thereafter to convert this Warrant into the kind and amount of other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by a holder of the number of Common Units of the Company issuable upon conversion of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale, or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. Without limiting the generality of the foregoing, in the event of any such reclassification, change, consolidation, merger, sale, or conveyance, this Warrant shall in all events be exercisable for the same kind of securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by BCI upon exercise of its Conversion Right. In case of any consolidation or merger of the Company in which the Company is the surviving or continuing entity and after which the Common Units remain outstanding and unchanged except for an increase in the aggregate number thereof outstanding (except a consolidation, merger, sale or conveyance described in paragraph 3C), then the percentage used in calculating the Specified Number of Common Units for which this Warrant is exercisable shall thereafter be the percentage of the Fully Diluted Common Units that the holder would have owned immediately after such consolidation or merger if such holder had exercised this Warrant immediately prior to such consolidation or merger

          3C.  Consolidation, Merger or Sale Involving Other Financed Area
               -----------------------------------------------------------
Developers. In the event of any consolidation or merger of the Company with or
----------
into any other issuer of a FAD Warrant other than a Previously Converted FAD (an "Other FAD") wherein the Company is not the surviving or continuing entity or in the event of any sale or conveyance to any Other FAD of the property of the Company as an entirety or substantially as an entirety wherein the Company does not retain the right to continue to develop additional Stores after the date of such transaction, then this Warrant and all rights hereunder shall terminate and be of no further force and effect and the FAD Warrant issued by the Other FAD shall remain outstanding and unchanged.

          3D.  Certain Events.  If any event occurs of the type contemplated by
               --------------
the provisions of this Section 3 but not expressly provided for by such provisions, then the Company shall make an appropriate adjustment in the Exercise Price and the number of Common Units obtainable upon exercise of this Warrant so as to protect the rights of the holder of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of Common Units for which this Warrant is exercisable.

          3E.  Notices.
               -------
          (i) Immediately upon any adjustment of the Exercise Price or the number of Common Units issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 10 days prior to the date on which the Company intends to (A) make any distribution with respect to the Common Units other than Permitted Distributions or (B) consummate any transaction described in Section 3B or 3C or any dissolution or liquidation of the Company.

     3F.  Adjustments with Respect to Certain Store Sales.  In the event that
          -----------------------------------------------
during the FAD EBITDA Measurement Period preceding a Controlling Interest Acquisition of the type described in clause (ii) of Section 1T hereof, BCI or any of its Subsidiaries shall have acquired any Stores owned by the Company, appropriate pro forma adjustments shall be made in the determination of the FAD Equity Value of the Company so as to give effect to the intent of the parties that the FAD Equity Value be determined, to the extent practicable, as if such sale of Stores had not occurred prior to the end of the FAD EBITDA Measurement Period, such as, for example and without limitation, by including the results of operations of any Stores so acquired for the full FAD EBITDA Measurement Period in determining FAD EBITDA and by excluding the results of operations of such Stores for such period in determining BCI EBITDA.

     SECTION 4.  No Voting Rights; Limitations of Liability.  This Warrant
                 ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a holder of Common Units in the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Units, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Units acquirable by exercise hereof or as a holder of a Common Unit in the Company.

     SECTION 5.  Warrant Not Transferable.  Neither this Warrant nor any right
                 ------------------------
hereunder (including the right to receive Common Units upon the exercise hereof) is transferable, as a whole or in part, except in connection with the dissolution and liquidation of Market Partners or with the prior written consent of the Company.

     SECTION 6.  Call Right.  BCI shall have the right (the "Call Right") to
                 ----------
purchase this Warrant, as a whole but not in part, as provided in this Section
6. If a Controlling Interest Acquisition of the Company shall have occurred, the Company and BCI shall notify the Registered Holder of this Warrant of such occurrence not later than the Close of Business on the date thereof. Not later than the Close of Business on the second Business Day following such notice having been given to the Registered Holder, the Registered Holder shall notify the Company and BCI if it intends to exercise the Warrant (an "Intent Notice"). If the Registered Holder shall give an Intent Notice, BCI shall be entitled to exercise its Call Right at any time prior to the Close of Business on the second Business Day after such Intent Notice shall have been delivered to the Company and BCI (the "Call Right Expiration Time"). Such right shall be exercised by BCI by delivering written notice (the "Exercise Notice") to the Registered Holder and the Company at any time prior to the Call Right Expiration Time. The purchase price payable by BCI for the Warrant (the "BCI Call Right Exercise Price") shall be equal to (i) seven percent (or such other percentage that the Specified Number shall represent of the Fully Diluted

Common Units in accordance with the last sentence of Section 3B hereof, if applicable) of the FAD Equity Value on the date of the exercise of the Call Right minus (ii) the aggregate Exercise Price of this Warrant; provided,
      -----                                                    --------
however, that if the number of Stores whose results of operation are included
-------
(actually or on a pro forma basis) in the calculation of FAD Equity Value with respect to the Company, together with the number of Stores whose results of operation were included (actually or on a pro forma basis) in the calculation of FAD Equity Value for all Previously Converted FADs, exceeds 1,500 Stores, then the Exercise Price used in calculating the dollar amount of clause (ii) above shall be reduced to an amount equal to the result obtained by multiplying the then effective Exercise Price by a fraction, the numerator of which is the maximum number of Stores whose results of operations could have been included in the calculation of the Company's FAD Equity Value for this proviso not to apply and the denominator of which is the number of Stores whose results of operation were included (actually or on a pro forma basis) in the calculation of the Company's FAD Equity Value. The BCI Call Right Exercise Price shall be payable in cash, or at BCI's option, in shares of BCI Common Stock having a value, based on the average of the BCI Closing Prices for the five Trading Days immediately prior to the last Business Day before the exercise of the Call Right, equal to such BCI Call Right Exercise Price. If BCI shall elect to deliver shares of BCI Common Stock in lieu of cash, such shares shall have been (i) registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, and (ii) listed on the principal national securities market or exchange on which shares of BCI Common Stock are then listed or admitted for trading. The closing of the purchase and sale of this Warrant shall take place at the offices of BCI on the tenth Business Day following BCI's delivery of its Exercise Notice. At such closing, the Registered Holder shall deliver this Warrant, together with an Assignment in the form of Exhibit 2 hereto assigning this Warrant to BCI, and BCI shall deliver to the Registered Holder the BCI Call Right Exercise Price in immediately available funds or, if BCI shall have elected to deliver shares of BCI Common Stock, certificates for such shares registered in the name of the Registered Holder.

     SECTION 7.  Replacement.  Upon receipt of evidence reasonably satisfactory
                 -----------
to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     SECTION 8.  Notices.  Except as otherwise expressly provided herein, all
                 -------
notices referred to in this Warrant shall be in writing, duly signed by the party giving such notice, and shall be delivered personally, sent by Federal Express or other reputable overnight courier service (charges prepaid), sent by fax or sent by registered or certified mail, return receipt requested, postage prepaid, as follows: (i) if given to the Company, at its principal executive offices, (ii) if given to the Registered Holder of this Warrant, at such holder's address or fax number as it appears in the records of the Company (unless otherwise indicated by any such holder), and (iii) if given to BCI, at BCI's principal executive offices. Each such notice shall be deemed to have been given upon the earlier of the receipt of such notice by the intended recipient thereof, on the next Business Day after it is sent by Federal Express or other reliable overnight courier, or five days after it is mailed by registered or certified mail, return receipt requested.

     SECTION 9.  Amendment and Waiver.  Except as otherwise provided herein, the
                 --------------------
provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder of this Warrant and BCI.

     SECTION 10.  Descriptive Headings; Governing Law.  The descriptive
                  -----------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Registered Holder of this Warrant.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by a duly authorized person under its corporate seal and to be dated the Date of Issuance hereof.


                                [NAME OF FINANCED AREA DEVELOPER]



                                By:____________________________________
                                Name:
                                Its:

                                                                       EXHIBIT I

                              EXERCISE AGREEMENT

To:                                                    Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W- ___________), hereby agrees to purchase the Common Units covered by such Warrant and makes payment herewith in full therefor at the price per Common Unit provided by such Warrant.

                                Signature _______________________________

                                Address _________________________________